Borrowings	6 Months Ended
Jun. 30, 2024
Borrowings
Borrowings

12.    Borrowings

Bootstrap Europe

In January 2021, the Group entered into a loan agreement with Bootstrap Europe (formerly Silicon Valley Bank German Branch (“SVB”)) which provided Affimed with up to €25 million in term loans in three tranches: €10 million available at closing, an additional €7.5 million upon the achievement of certain conditions, including milestones related to Affimed’s pipeline and market capitalization, and a third tranche of €7.5 million upon the achievement of certain additional conditions related to Affimed’s pipeline and liquidity. The first tranche of €10 million was drawn in February 2021 and the second tranche of €7.5 million in December 2021. The third tranche of €7.5 million expired undrawn at the end of 2022. Pursuant to the terms of the agreement, the loan bears interest at the greater of the European Central Bank Base Rate and 0%, plus 5.5%. Affimed was entitled to make interest only payments through December 1, 2022. The loan will mature at the end of November 2025. As of June 30, 2024, the fair value of the liability did not differ significantly from its carrying amount (€9.4 million).

The loan is secured by a pledge of 100% of the Group’s ownership interest in Affimed GmbH, all intercompany claims owed to Affimed N.V. by its subsidiary, and collateral agreements for all bank accounts, inventory, trade receivables and other receivables of Affimed N.V. and Affimed GmbH recognized in the interim financial statements.

UniCredit Leasing CZ

In April 2019, the Group (through its previously held subsidiary AbCheck s.r.o.) entered into a loan agreement with UniCredit Leasing CZ for €562. In the course of the sale of AbCheck, the loan was derecognized as of December 28, 2023.